Item 770
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

Name of          Date of    Syndicate Members   Securities
Security         Purchase                       Purchased From

King             11/1/01    CS First Boston     CS First Boston
Pharmaceuticals

Convertible                 JP Morgan
Debentures
                            Banc of America
                            Securities
                            UBS Warburg
                            Goldman Sachs
                            Merrill Lynch
                            Morgan Stanley
                            Salomon Smith
                            Barney
                            CIBC World
                            Markets
                            Prudential
                            Securities
                            SunTrust Robinson
                            Humphrey
                            Gruntal & Co.
                            SG Cowen
                            Securities
                            Wachovia
                            Securities

Magma Design     11/19/01   CS First Boston     CS First Boston
Automation
Common                      Robertson
                            Stephens
                            SG Cowen
                            Securities
                            Fahnestock & Co.
                            Invemed
                            Associates
                            C.L. King &
                            Associates
                            Needham & Company
                            Prudential
                            Securities
                            RBC Dain Rauscher
                            Stifel Nicholas
                            UBS Warburg
                            Wedbush Morgan
                            Thomas Wiesel

Cephalon Inc.    12/5/01    CS First Boston     CS First Boston
Preferred                   Robertson
                            Stephens
                            CIBC World
                            Markets
                            SG Cowen
                            Securities
                            UBS Warburg
                            U.S. Bancorp
                            Piper Jaffray
                            Adams, Harkness &
                            Hill
                            Banc of America
                            Securities

Lucent           3/13/02    Morgan Stanley      Morgan Stanley
Technologies
Preferred                   Salomon Smith       Salomon Smith
                            Barney              Barney
                            JP Morgan
                            Bear Stearns
                            Deutsche Banc
                            Alex. Brown
                            SG Cowen
                            Securities

Alcon Inc.       3/20/02    CS First Boston     CS First Boston
Common                      Merrill Lynch
                            Goldman Sachs
                            JP Morgan
                            Salomon Smith
                            Barney
                            Banc of America
                            Securities
                            Lehman Brothers
                            Morgan Stanley
                            SG Cowen
                            Securities
                            UBS Warburg


Name of          Date of    Syndicate Members   Securities
Security         Purchase                       Purchased From

Sempra Energy    4/24/02    Merrill Lynch       Merrill Lynch/
Equity Units                Salomon Smith       Salomon Smith
                            Barney              Barney
                            Goldman Sachs
                            Morgan Stanley
                            ABN AMRO
                            Rothschild
                            A.G. Edwards
                            Banc One Capital
                            Markets
                            Credit Lyonnais
                            Markets (USA)
                            Jeffries &
                            Company
                            JP Morgan
                            Mizuho
                            International
                            The Royal Bank of
                            Scotland
                            SG Cowen
                            Securities
                            Tokyo-Mitsubishi
                            International
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Affiliated broker is SG Cowen Securities.  Securities were purchased in the offering at the public offering price.